SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Boyd Gaming Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Fee not required.

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BOYD GAMING CORPORATION

Notice of Annual Meeting of Stockholders

To Be Held May 16, 2002

       Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation, a Nevada corporation (the “Company”), will be held at Sam’s Town Hotel, Gambling Hall and Bowling Center, 5111 Boulder Highway, Las Vegas, Nevada 89122, on Thursday, May 16, 2002 at 11:00 a.m., local time, for the following purposes:

1.	To elect three Class II directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as the independent auditors for the Company for the fiscal year ending December 31, 2002.

3.	To approve the Boyd Gaming Corporation 2002 Stock Incentive Plan.

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

      The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached to and made a part of this notice.

      The Board of Directors has fixed the close of business on March 29, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. PLEASE NOTE THAT THE ENCLOSED ADMISSION TICKET WILL BE REQUIRED IN ORDER TO OBTAIN ADMISSION TO THE ANNUAL MEETING. ACCORDINGLY, THE ADMISSION TICKET SHOULD NOT BE RETURNED WITH YOUR PROXY. IF YOUR SHARES ARE HELD IN A BROKERAGE ACCOUNT, YOU WILL ALSO NEED TO BRING A COPY OF YOUR BROKERAGE ACCOUNT STATEMENT (WHICH YOU CAN OBTAIN FROM YOUR BROKER) REFLECTING YOUR STOCK OWNERSHIP AS OF MARCH 29, 2002. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote via toll-free telephone call or the internet by following the instructions on the back of the proxy card. If you send in your proxy card or vote by telephone or the internet and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

William S. Boyd
Chairman of the Board
and Chief Executive Officer

Las Vegas, Nevada

April 12, 2002

PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 APPROVAL OF THE BOYD GAMING CORPORATION 2002 STOCK INCENTIVE PLAN
STOCKHOLDER PROPOSALS
OTHER MATTERS
EXHIBIT A

BOYD GAMING CORPORATION

2950 Industrial Road
Las Vegas, Nevada 89109

PROXY STATEMENT

General

      This Proxy Statement is furnished to stockholders of Boyd Gaming Corporation, a Nevada corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Thursday, May 16, 2002 at 11:00 a.m., local time, at Sam’s Town Hotel, Gambling Hall and Bowling Center, 5111 Boulder Highway, Las Vegas, Nevada 89122, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

      These proxy solicitation materials are being mailed to stockholders on or about April 12, 2002.

Voting and Solicitation

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of the shares of the Company’s Common Stock issued and outstanding is necessary to constitute a quorum at the meeting. Shares represented at the meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes (shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under the rules of the New York Stock Exchange (the “Exchange”), certain matters submitted to a vote of stockholders are considered by the Exchange to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period of time prior to the meeting. On those matters which the Exchange determines to be “non-routine,” brokerage firms that have not received instructions from their customers would not have discretion to vote. Neither the Company’s Restated Articles of Incorporation or Bylaws nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes. In the election of directors, the three nominees for Class II directors who receive the greatest number of affirmative votes will be elected to the Board of Directors, without giving effect to abstentions and broker non-votes. Ratification of the appointment of Deloitte & Touche as the Company’s independent auditors for the fiscal year ending December 31, 2002 and approval of the Boyd Gaming Corporation 2002 Stock Incentive Plan require the affirmative vote of a majority of the shares present or represented at the meeting, assuming that a quorum is present or represented at the meeting. An abstention will have the same effect as a vote cast against the applicable resolution, but broker non-votes will not be counted as shares present or represented at the meeting for the purposes of the resolution.

      Proxies in the accompanying form that are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY OR ALL PROPOSALS TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AND IN FAVOR OF PROPOSALS 2 AND 3, AS APPLICABLE. No matter currently is expected to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Annual Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such matters.

      The presence at the meeting of a stockholder will not revoke his or her proxy. However, a proxy may be revoked at any time before it is voted by delivering to the Company (Attention: Brian A. Larson, Secretary, at the principal offices of the Company) a written notice of revocation or a duly executed proxy bearing a later date.

      The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of the Company’s Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Record Date and Shares Outstanding

      The close of business on March 29, 2002 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 63,267,937 shares of Common Stock outstanding. Each stockholder entitled to vote at the Annual Meeting may cast one vote in person or by proxy for each share of Common Stock held by such stockholder.

Stock Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 1, 2002 (i) by each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock, (ii) by each director and nominee, (iii) by each executive officer of the Company named in the Summary Compensation Table contained herein and (iv) by all directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name(a)	Shares	Percentage

William S. Boyd(b)	26,152,646	40.44
Robert L. Boughner(c)	473,871	*
William R. Boyd(d)	2,347,510	3.72
Philip J. Dion(e)	7,750	*
Marianne Boyd Johnson(f)	2,393,724	3.79
Michael O. Maffie(g)	9,500	*
Billy G. McCoy(h)	8,386	*
Donald D. Snyder(i)	298,076	*
Perry B. Whitt(j)	1,410,500	2.24
Ellis Landau(k)	581,948	*
Keith E. Smith(l)	181,593	*
All directors and executive officers as a group (14 persons)(m)	34,016,923	51.49

*	Represents less than 1%

(a)	Unless otherwise indicated, the mailing address of all persons in the list set forth above is: 2950 Industrial Road, Las Vegas, Nevada 89109.

(b)	Includes 15,042,495 shares of Common Stock held by the William S. Boyd Gaming Properties Trust, of which Mr. Boyd is trustee, 28,000 shares held by the William S. Boyd Family Corporation (which is wholly owned by Mr. Boyd), 1,183,440 shares held by the W.M. Limited Partnership, of which W.S.B., Inc. (which is wholly owned by Mr. Boyd) is the sole general partner, 22,741 shares held by W.S.B., Inc., 170,698 shares held by the William S. Boyd Grantor Retained Annuity Trust No. 2, 194,722 shares held by the William S. Boyd Grantor Retained Annuity Trust No. 3, 2,283,957 shares held by the BG-99 Limited Partnership, of which W.S.B., Inc. is general partner, 77,089 shares held by the BG-99 Grantor Retained Annuity Trust #2, 75,812 shares held by the BG-99 Grantor Retained Annuity Trust #3, 2,677,164 shares held by the BG-00 Limited Partnership, of which W.S.B., Inc. is general partner, 7,010 shares held by BG-00 Grantor Retained Annuity Trust #2, 12,851 shares held by the BG-00 Grantor Retained Annuity Trust #3, and 2,800,000 shares held by BG-01 Limited Partnership, of which W.S.B., Inc. is general partner. Also includes 1,576,667 shares issuable pursuant to options exercisable within 60 days of March 1, 2002.

(c)	Includes 93,870 shares of Common Stock held by the Robert L. Boughner Investment Trust, of which Mr. Boughner is trustee. Also includes 380,001 shares issuable pursuant to options exercisable within 60 days of March 1, 2002.

(d)	Includes 2,131,449 shares of Common Stock held by the William R. Boyd Gaming Properties Trust, of which Mr. Boyd is trustee, 130,247 shares held by the William R. Boyd and Myong Boyd Children’s Trust, 7,550 shares held by the 1995 Sean William Johnson Educational Trust, of which Mr. Boyd is trustee, and 18,198 shares held by the 1997 Sean William Johnson Educational Trust, of which Mr. Boyd is trustee. Mr. Boyd disclaims beneficial ownership of the shares held by the William R. Boyd and Myong Boyd Children’s Trust and by the Sean William Johnson Educational Trusts. Also includes 58,500 shares issuable pursuant to options exercisable within 60 days of March 1, 2002.

(e)	Includes 1,250 shares of Common Stock held by the Dion Family Trust, of which Mr. Dion is trustee. Also includes 6,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(f)	Includes 2,082,497 shares of Common Stock held by the Marianne E. Boyd Gaming Properties Trust, of which Ms. Johnson is trustee, 35,766 shares held by the 1992/1994 Boyd Grandchildren’s Trust, of which Ms. Johnson is trustee, 118,939 shares held by the 1997/1999 Boyd Grandchildren’s Trust, of which Ms. Johnson is trustee, and 74,584 shares held by the Johnson Children’s Trust. Ms. Johnson disclaims beneficial ownership of the shares held by the Boyd Grandchildren’s Trusts and by the Johnson Children’s Trust. Also includes 56,000 shares issuable pursuant to options exercisable within 60 days of March 1, 2002.

(g)	Includes 6,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(h)	Includes 6,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(i)	Includes 37,200 shares of Common Stock held by the Donald D. and Dorothy R. Snyder Living Trust, of which Mr. Snyder is trustee. Also includes 220,001 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(j)	Includes 1,400,000 shares of Common Stock held by the Whitt Family Trust, of which Mr. Whitt and his wife are trustees. Also includes 10,500 shares issuable pursuant to options exercisable within 60 days of March 1, 2002.

(k)	Includes 330,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(l)	Includes 325 shares owned by Mr. Smith’s wife. Also includes 170,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(m)	Includes 2,965,339 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

      In accordance with the Company’s Restated Articles of Incorporation, the Company’s Board of Directors is divided into three classes, as nearly equal in number as the then-total number of directors at the time of initial election, with the term of office of one class expiring each year. At the Annual Meeting, the stockholders will elect three Class II directors of the Company to serve until the 2005 Annual Meeting or until their successors are duly elected and qualified, or until any such director’s earlier resignation or removal. At each following Annual Meeting, the successors to the class of directors whose term is then expiring will be elected to hold office for a term expiring at the third succeeding Annual Meeting. Vacancies on the Board of Directors and newly created directorships will generally be filled by vote of a majority of the directors then in office, and any directors so chosen will hold office until the next election of the class for which such directors were chosen. The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected to office and, to the knowledge of the Board of Directors, each of its nominees intends to serve the entire term for which election is sought. However, should any nominee of the Board of Directors become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by management will be voted for such other person as the Board may determine.

      In voting for directors, each stockholder is entitled to cast one vote for each candidate. Stockholders are not entitled to cumulate their votes for members of the Board of Directors. The three nominees for Class II directors who receive the greatest number of affirmative votes will be elected to the Board of Directors.

      The nominees for election as Class II directors are:

William R. Boyd
Michael O. Maffie
Donald D. Snyder

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NAMED NOMINEES

Nominees and Continuing Directors

      The names of the nominees and the continuing directors, their ages as of the Record Date and certain other information about them are set forth below:

			Director
Name	Age	Position With Company	Since

Members of the Board Whose Terms Expire in 2004 (Class I)
William S. Boyd	70	Chairman of the Board of Directors and Chief Executive Officer	1988
Philip J. Dion	57	Director	1997
Perry B. Whitt	79	Director	1988
Members of the Board Whose Terms Expire in 2002 (Class II)
William R. Boyd	42	Vice President and Director	1992
Michael O. Maffie	54	Director	1997
Donald D. Snyder	54	President and Director	1996
Members of the Board Whose Terms Expire in 2003 (Class III)
Robert L. Boughner	49	Director	1996
Marianne Boyd Johnson	43	Vice Chairman of the Board of Directors and Senior Vice President	1990
Billy G. McCoy	61	Director	1997

Nominees

      William R. Boyd has been a Vice President of the Company since December 1990 and a director since September 1992. From June 1987 until December 1990, he was director of operations at the Fremont Hotel and Casino. From 1978 until 1987, he held various positions at the California Hotel and Casino and Sam’s Town Hotel and Gambling Hall. Mr. Boyd also serves on the Board of Directors of the Better Business Bureau of Southern Nevada and of the Crime Stoppers of Nevada program. Mr. Boyd is the son of William S. Boyd and the brother of Marianne Boyd Johnson, who are both directors and officers of the Company.

      Michael O. Maffie has been a director of the Company since March 1997. Mr. Maffie is the President and Chief Executive Officer of Southwest Gas Corporation, a major Las Vegas based utility company. Mr. Maffie joined Southwest Gas Corporation in 1978 as its treasurer and held several executive positions prior to being named to his current position in 1993. Prior to joining Southwest Gas Corporation, Mr. Maffie was with Arthur Andersen & Co. for seven years.

      Donald D. Snyder has been President of the Company since January 1997. Prior to that, he served as Executive Vice President and Chief Administrative Officer from July 1996 to January 1997 and has served as a director of the Company since April 1996. Prior to joining the Company, from 1992 to July 1996, Mr. Snyder served as Chairman, Chief Executive Officer and President of the Fremont Street Experience Limited Liability Co. (“FSELLC”), which developed and operates the Fremont Street Experience in downtown Las Vegas. He continues as Chairman of FSELLC. Mr. Snyder worked for First Interstate Bancorp (“FIB”) for 22 years, serving as Chairman and Chief Executive Officer of First Interstate Bank of Nevada from 1987 through 1991. He was involved in various entrepreneurial activities after leaving FIB, including co-founding BankWest of Nevada, Strategic Associates, Inc., Graphic Enterprises, Inc. and FSELLC. He serves on the Board of Directors of BankWest of Nevada, holds leadership positions on several non-profit boards and plays or has played an active role in industry organizations, including the American Gaming Association, the Nevada Resort Association and the Las Vegas Convention and Visitors Authority.

Continuing Directors

      Robert L. Boughner has served as a director of the Company since April 1996. In June 1996, Mr. Boughner was elected Vice President and Secretary of Boyd Atlantic City, Inc. (“BAC”), a wholly owned subsidiary of the Company, through which the Company owns a fifty percent interest in Marina District Development Company, LLC (“MDDC”), the limited liability company formed with MGM MIRAGE in Atlantic City, New Jersey. In addition, in January 1999, Mr. Boughner was elected Chief Executive Officer of MDDC. In October 2001, Mr. Boughner resigned as the Chief Operating Officer and Senior Executive Vice President of the Company, which positions he had held since April 1990 and May 1998, respectively. From 1985 until April 1990, he served as Senior Vice President of Administration of California Hotel and Casino, the predecessor of the Company and now one of its subsidiaries, and prior to that time he held various management positions in that company. Mr. Boughner is active in civic and industry affairs, and he serves on the Board of Directors of BankWest of Nevada.

      William S. Boyd has served as a director of the Company since its inception in June 1988 and as Chairman of the Board of Directors and Chief Executive Officer since August 1988. A co-founder of California Hotel and Casino, Mr. Boyd has served as a director and President of that company since its inception in 1973 and has also held several other offices with that company. Prior to joining California Hotel and Casino, Mr. Boyd practiced law in Las Vegas for 15 years. Between 1970 and 1974 he also was Secretary, Treasurer and a member of the Board of Directors of the Union Plaza Hotel and Casino. Mr. Boyd serves on the Board of Directors of the American Gaming Association, and he serves on the Board of Directors and as President of the National Center for Responsible Gaming. Mr. Boyd is the father of William R. Boyd and Marianne Boyd Johnson, who are both directors and officers of the Company.

      Philip J. Dion has been a director of the Company since March 1997. Until July 2001, Mr. Dion served as the Chairman of the Board of Del Webb Corporation, a Phoenix-based real estate corporation specializing in the development of active adult communities. In 1999, he retired from the position of Chief Executive Officer of Del Webb Corporation, a position he had held since 1987. Mr. Dion joined Del Webb Corporation in 1982. Prior to that time, Mr. Dion spent 12 years with Armour-Dial Inc., a subsidiary of the Greyhound Corporation.

      Marianne Boyd Johnson was elected to the position of Vice Chairman of the Board of Directors in February 2001 and elected Senior Vice President of the Company in December 2001. From September 1997 until December 2001, Ms. Johnson served as Vice President of the Company. Ms. Johnson has been Assistant Secretary of the Company since September 1989 and a director since September 1990. From 1976 until September 1990, she held a variety of full and part-time positions with the Company and California Hotel and Casino, including participation in the Company’s management training program. Ms. Johnson serves on the Board of Directors of BankWest of Nevada. Ms. Johnson is the daughter of William S. Boyd and the sister of William R. Boyd, who are both directors and officers of the Company.

      Billy G. McCoy, Major General USAF (Ret), has been a director of the Company since March 1997. From 1993 to 1996, General McCoy served as Director of Development for the Company. He has served as Chairman of the Board of Luscombe Aircraft Corporation since 1998. He served as the President and Chief Operating Officer of Luscombe Aircraft Corporation from 1997 through January 2001. The General entered the Air Force in June 1963 and was promoted to Major General in October 1989. During his 30 years of active service, he served as Commander of Homestead AFB in Florida, Langley AFB in Virginia, Luke AFB in Arizona, Nellis AFB in Nevada and Lackland AFB in Texas. He serves on the Boards of the Nevada Federal Credit Union and Desert Research Institute and as a Trustee of the Community College of Southern Nevada.

      Perry B. Whitt has served as a director of the Company since its inception and served as Vice Chairman of the Board of Directors from August 1988 through February 2001. He also served as a director of California Hotel and Casino from its inception until 1994 and has also held several offices with California Hotel and Casino. Mr. Whitt has over 57 years of experience in the gaming industry, much of it with the Boyd family. He is also past President and director of the Utility Shareholders Association of Nevada and was director of the United Way of Southern Nevada. Mr. Whitt serves on the Board of Directors of BankWest of Nevada and is a member of the Variety Club of Southern Nevada, Tent 39. Mr. Whitt was also a past director of First Security Bank and Community Bank.

Compensation of Directors

      Each director who was not an employee of the Company, or an employee of a subsidiary or affiliate of the Company, received an annual fee of $30,000, meeting fees of $1,500 per board meeting attended, $500 per committee meeting attended and related expenses for services as a director. The Chairmen of the Audit Committee and the Compensation and Stock Option Committee each received a retainer of $3,000 for their additional responsibilities. In addition, Billy G. McCoy, who serves on the Board of Directors, served as the Chairman of the Company’s Compliance Committee, which is not a committee of the Board, and as Chairman thereof, received a retainer of $3,000 and $500 per Compliance Committee meeting attended for his additional responsibilities. Employee and non-employee directors, along with certain executive officers, participate in the Directors’ Medical Reimbursement Plan, which covers medical expenses incurred by plan participants and their spouses that are not covered by other medical plans. During 2001, William S. Boyd, William R. Boyd, Robert L. Boughner, Marianne Boyd Johnson, Donald D. Snyder, and Perry B. Whitt received reimbursement under this plan totaling $976, $826, $121, $530, $761 and $4,964, respectively. The Company also has a Directors’ Non-Qualified Stock Option Plan under which each non-employee director receives an option to purchase 5,000 shares of the Company’s Common Stock upon first joining the Board and receives an additional option to purchase 1,000 shares of the Company’s Common Stock on the date of each succeeding Annual Meeting of stockholders so long as the director has served on the Board for the preceding twelve months. Options are granted at fair market value on the date of grant and vest over four years from the date of grant.

Meetings and Committees of the Board of Directors

      The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board of Directors does not have a nominating committee. However, the Board of Directors will consider nomination recommendations from stockholders, which should be addressed to Brian A. Larson, Secretary, at the principal offices of the Company.

      The current members of the Audit Committee are Michael Maffie (Chairman), Philip Dion, and Billy McCoy. The members of the Audit Committee are independent, as independence is defined in Sections 303.01(b)(2)(a) and (3) of the New York Stock Exchange’s listing standards. The Audit Committee held three (3) meetings during 2001. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company’s auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company.

      The current members of the Compensation and Stock Option Committee are Philip Dion (Chairman), Michael Maffie, and Billy McCoy. The Compensation and Stock Option Committee held four (4) meetings during 2001. The Compensation and Stock Option Committee’s functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation and Stock Option Committee administers the Company’s stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder.

      The Board of Directors held a total of seven (7) meetings during 2001. During such period, each director attended over 75% of the meetings of the Board and the committees of the Board on which he served that were held during the period he served.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth the cash compensation earned for services performed for the Company during the calendar years ended December 31, 2001, December 31, 2000 and December 31, 1999 by the Company’s Chief Executive Officer and each of its other four most highly compensated executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table

						Long-Term Compensation

						Awards	Payouts

	Annual Compensation(1)					Securities		All Other
						Underlying	Payouts	Compensation
Name and Principal Position	Year	Salary($)		Bonus($)		Options/SARs(#)	($)(2)	($)(3)

William S. Boyd	2001	1,100,000		498,420	(2)	425,000	550,000	8,677
Chairman and Chief	2000	1,100,000		709,880	(2)	425,000	262,500	15,127
Executive Officer	1999	1,000,000		806,175	(4)	150,000		6,553
Robert L. Boughner(5)	2001	550,000	(6)	279,023		125,000	220,000	7,822
Vice President and Secretary of BAC	2000	550,000	(6)	70,000		125,000	105,000	8,280
and Chief Executive Officer of MDDC	1999	550,000	(6)	294,500		50,000		6,190
Donald D. Snyder	2001	500,000		200,000		125,000	220,000	8,462
President	2000	500,000		25,000		125,000	105,000	10,015
	1999	500,000		245,000		50,000		7,242
Ellis Landau	2001	400,000		140,000		75,000	132,000	7,945
Executive Vice President, Treasurer	2000	400,000		15,000		75,000	63,000	8,945
and Chief Financial Officer	1999	400,000		171,500		30,000		6,638
Keith E. Smith(7)	2001	400,000		140,000		75,000	132,000	7,708
Executive Vice President and	2000	400,000		0		75,000	63,000	8,465
Chief Operating Officer	1999	350,000		150,063		30,000		6,400

(1)	The incremental cost to the Company of providing perquisites and other personal benefits during the indicated periods did not exceed, as to any Named Executive Officer, the lesser of $50,000 or 10% of the total salary and bonus paid to such Named Executive Officer for any such year and, accordingly, is omitted from the table.

(2)	These amounts were paid under the Company’s 2000 Executive Management Incentive Plan.

(3)	Amounts represent the Company’s Profit Sharing and 401(k) Plan contributions, payments of term life insurance premiums and medical cost reimbursement. In the year ended December 31, 2001, the Company’s Profit Sharing and 401(k) Plan contributions were $5,100 for each of Messrs. Boyd, Boughner, Snyder, Landau and Smith. In the year ended December 31, 2001, life insurance premium payments by the Company were $2,601 for each of Messrs. Boyd, Boughner, Snyder, Landau and Smith. In the year ended December 31, 2001, medical reimbursements were $976, $121, $761, $244 and $7 for Messrs. Boyd, Boughner, Snyder, Landau and Smith, respectively.

(4)	This amount was paid under the Company’s 1996 Executive Management Incentive Plan.

(5)	Mr. Boughner resigned from his position as Senior Executive Vice President and Chief Operating Officer of the Company in October 2001. Mr. Boughner remains a Vice President and Secretary of BAC and the Chief Executive Officer of MDDC.

(6)	MDDC reimbursed the Company for Mr. Boughner’s base salary for the calendar years ended December 31, 2001, December 31, 2000 and December 31, 1999. For more information, see “— Certain Relationships and Related Transactions.”

(7)	Mr. Smith was elected Chief Operating Officer of the Company in October 2001, before which he served as Executive Vice President — Operations.

      The following table sets forth the individual grants of stock options/SARs made by the Company during the fiscal year ended December 31, 2001 to each of the Named Executive Officers.

Options/SAR Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
					Value At Assumed
	Number of	Percent of Total			Annual Rates of Stock
	Securities	Options/SARs			Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term(2)
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted(#)	Fiscal Year(1)	($/Share)	Date	5%($)	10%($)

William S. Boyd	425,000	30.21%	4.55	10/11/11	1,216,125	3,081,899
Robert L. Boughner	125,000	8.88%	4.55	10/11/11	357,684	906,441
Donald D. Snyder	125,000	8.88%	4.55	10/11/11	357,684	906,441
Ellis Landau	75,000	5.33%	4.55	10/11/11	214,610	543,865
Keith E. Smith	75,000	5.33%	4.55	10/11/11	214,610	543,865

(1)	Based on options for 1,407,000 shares granted to employees in 2001. All options were granted at fair market value, have ten (10) year terms and vest ratably over three (3) years. Additional options issued to non-employee directors representing 4,000 shares, have ten (10) year terms and vest ratably over four (4) years.

(2)	The potential realizable value is calculated based on the term of the option at its time of grant (10 years). It is calculated by assuming that the stock price appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the exercise price at some time during the term of the option.

      The following table sets forth, for each Named Executive Officer, certain information regarding the year end value of unexercised options.

Aggregated Option/ SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-The-Money
	Acquired	Value	Options/SARs at Fiscal	Options/SARs
	on	Realized	Year-End(#)	Fiscal Year-End($)
Name	Exercise(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

William S. Boyd	0	0	1,576,667/758,333	907,709/1,442,291
Robert L. Boughner	0	0	460,001/224,999	282,710/426,040
Donald D. Snyder	0	0	315,001/224,999	282,710/426,040
Ellis Landau	0	0	330,000/135,000	179,375/255,625
Keith E. Smith	0	0	170,500/135,000	150,938/255,625

(1)	Value is based on the closing price of the Company’s Common Stock on the New York Stock Exchange on December 31, 2001 ($6.50), less the exercise price.

Long Term Incentive Plan Awards in Last Fiscal Year

      The following table sets forth information regarding performance awards granted under the 2000 Executive Management Incentive Plan (the “2000 Plan”) to each of the executive officers named in the Summary Compensation Table. The 2000 Plan currently provides for a payment of cash at the end of a three-year period based on the Company’s achievement of pre-established performance targets. If these performance targets are achieved, payments for awards granted in 2001 will be made shortly after the end of 2003.

		Estimated Future Payouts As A Percent of Base Salary(a)

	Performance Period	Below Threshold
Name	Until Payout	($ Award)	Threshold(c)	Target(b)	Maximum(c)

William S. Boyd	3 years	0	25%	50%	75%
Robert L. Boughner	3 years	0	20%	40%	60%
Donald D. Snyder	3 years	0	20%	40%	60%
Ellis Landau	3 years	0	20%	40%	60%
Keith E. Smith	3 years	0	20%	40%	60%

(a)	Represents target performance awards under the 2000 Plan for the 2001 – 2003 award period. Estimated future payout amounts will be based on a percentage of such executive officer’s base salary during the third year of the three-year performance period.

(b)	Actual dollar amounts to be paid out at the end of this three-year period will be based on two components (each, a “Target”): (i) the Company’s achieving a target earnings-per-share figure, and (ii) the Company’s stock performance compared to a peer group of companies.

(c)	Threshold represents amounts payable upon achieving 80% of the Targets. Maximum represents amounts payable upon achieving 120% of the Targets. No payout will be made on either Target unless the Company achieves 80% of such Target for the period.

Report of the Compensation and Stock Option Committee on Executive Compensation

      Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report, the Stock Performance Graph and the Report of the Audit Committee which follow shall not be deemed to be incorporated by reference into any such filings.

      The Committee reviews with management cash and other compensation policies for employees, makes recommendations to the Board of Directors regarding compensation matters and determines the compensation for the Chief Executive Officer. In addition, the Committee administers the Company’s stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder. The Chief Executive Officer establishes the compensation of the other executive officers of the Company, including the Named Executive Officers, after consultation with the Committee using the guidelines and ranges set by the Committee.

  Compensation Policies

      The Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company’s annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Guidelines and ranges for the compensation of the executive officers and compensation of the Chief Executive Officer are generally set at levels that the Committee believes to be competitive with others in the Company’s industry, based on public information with respect to compensation paid by leading casino hotel companies including, but not limited to, companies in the peer group in the Stock Performance Graph contained herein. Companies are selected for the purpose of comparing compensation practices on the basis of a number of factors relative to the Company, such as their size and complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs and the availability of compensation information.

      There are three primary elements in the Company’s executive compensation program:

•	Base salary

•	Short and long-term bonuses

•	Stock options

      The guidelines and ranges for the base salaries of the Company’s executive officers are generally set at a level which the Committee believes to be competitive with base salaries paid by leading casino hotel companies including, but not limited to, companies in the peer group in the Stock Performance Graph contained herein. Individual base salaries are established based on an executive officer’s historical contribution and future importance to the Company and other subjective factors, without assigning a specific weight to individual factors.

      Bonuses are paid pursuant to (i) an executive bonus plan, in which certain management personnel at the individual properties and at the corporate level participate, and in which the Chief Executive Officer does not participate; and (ii) the 2000 Plan, under which certain management personnel, including the Chief Executive Officer, participate.

      Bonus awards under the executive bonus plan are set as a percentage of base salary, with the specific percentage determined by the person’s position within the Company so that highly compensated executives receive a relatively larger percentage of their total compensation in bonuses dependent on performance. The award of bonuses is dependent on the achievement of specified goals. The achievement of quantitative goals at the department, property and corporate levels is the primary factor in determining bonuses, and such goals are tied to the achievement of specified earnings and other performance targets. In addition, the Chief Executive Officer has been given the authority by the Committee to make additional payments to executives under the executive bonus plan at his sole and absolute discretion. Under this plan in 2001, bonuses were paid to the Named Executive Officers, other than the Chief Executive Officer who does not participate in the executive bonus plan.

      The 2000 Plan provides bonus awards to selected members of senior management, including the Chief Executive Officer, if certain long-term targets are achieved and to the Chief Executive Officer if certain annual targets are achieved. The 2000 Plan’s long-term performance period has been established as a three-year period, with the first such three-year period ended on December 31, 2000 and subsequent three-year periods ending each year thereafter. For the three-year performance periods commencing on January 1, 2001 and on January 1, 2002, there are seven individuals eligible for these awards, including the Named Executive Officers. For the prior three-year performance periods under the 2000 Plan, eleven individuals had been designated as being eligible for these awards, including, in each such performance period, the Named Executive Officers. For 2001, as in prior years, the performance criteria are achieving a target cumulative earnings per share and stock price performance relative to a specified peer group.

      The Company believes that a significant component of the compensation paid to the Company’s executives over the long term should be derived from stock options. The Company strongly believes that stock price appreciation and stock ownership in the Company are a valuable incentive to executives and that the grant of stock options to them serves to align their interests with the interests of the stockholders as a whole and encourages them to manage the Company in its best long-term interests. The Committee determines whether to grant stock options, as well as the amount of the grants, based on a person’s position within the Company.

  Compensation of Chief Executive Officer

      In establishing the Chief Executive Officer’s overall compensation, the Committee considered a number of factors, including the record of leadership and service provided by the Chief Executive Officer since co-founding California Hotel and Casino, the Company’s predecessor and now one of its subsidiaries, in 1973; the identification of the Company with the Chief Executive Officer by the Company’s employees, the financial community and the general public; and the recognition by the Committee and others in the gaming industry of the importance of his leadership, creativity and other personal attributes to the Company’s continued success.

The Committee has not found it practicable to, and has not attempted to, assign relative weights to the specific factors considered in determining the Chief Executive Officer’s compensation. Consistent with the Company’s overall executive compensation program, the Chief Executive Officer’s compensation is composed of base salary, short and long-term bonuses and stock options. The Chief Executive Officer did not receive an increase in base salary in 2001 as compared with 2000.

      The Chief Executive Officer participates in the 2000 Plan approved by the Company’s stockholders in 2000 for both his annual and long-term bonus. The 2000 Plan, among other things, provides for annual incentive awards to certain of the Company’s key executives who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code and is administered by the Committee. In determining awards to be made under the 2000 Plan, the Committee may approve a formula based on one or more objective criteria to measure corporate performance. Performance criteria must include one or more of the following: the Company’s pre- or after-tax earnings, revenue growth, operating income, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, share price growth, stockholder returns, gross or net profit margin, earnings per share, price per share and market share, any of which may be measured either in absolute terms, or as compared to any incremental increase, or as compared to results of a peer group. The annual maximum amount of cash compensation payable to a participant under the 2000 Plan is $2,000,000 per year. With respect to Mr. Boyd’s annual bonus, for the twelve months ended December 31, 2001, Mr. Boyd’s performance criteria was pre-tax income for which he received a bonus of $498,420 under the 2000 Plan.

      The Chief Executive Officer was one of the participants in the long-term bonus program pursuant to the 2000 Plan. Under that Plan, his target award for the three-year period ended December 31, 2001 was $500,000. There were two performance criteria for the measurement period: a cumulative target earnings per share for which the target award was $300,000, and stock price performance relative to a specified peer group for which the target award was $200,000. Mr. Boyd was awarded $450,000 for the first performance criterion and $100,000 for the second performance criterion for a total long-term bonus award of $550,000 pursuant to the 2000 Plan.

Policy Regarding Deductibility of Compensation for Tax Purposes — Compliance With Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Company’s Chief Executive Officer or any of the other four most highly compensated executive officers. Qualifying performance-based compensation, such as the 2000 Plan, will not be subject to the deduction limit if certain requirements are met. The Company has structured the performance-based portion of the compensation of its executive officers in a manner that is designed to comply with the exceptions to the deductibility limitations of Section 162(m).

Philip J. Dion, Chairman
Michael O. Maffie
Billy G. McCoy
Members,
Compensation and Stock Option Committee

Report of the Audit Committee

To the Board of Directors:

      We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2001.

      We have discussed with Deloitte & Touche, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from Deloitte & Touche required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with Deloitte & Touche their independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

      We have also considered whether the provision of services by Deloitte & Touche, other than services related to the audit of the financial statements referred to above and the review of interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of Deloitte & Touche.

Michael O. Maffie, Chairman
Philip J. Dion
Billy G. McCoy
Members,
Audit Committee

Compensation and Stock Option Committee Interlocks and Insider Participation

      The Company has no committee interlocks or insider participation.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the “Commission”). Such officers, directors and 10% stockholders are also required by the Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during 2001, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Certain Relationships and Related Transactions

      The Company and MGM MIRAGE have entered into a limited liability company operating agreement to construct, own and operate The Borgata. The Company, through BAC, its wholly owned subsidiary, owns a fifty percent interest in MDDC, the operating company created pursuant to the agreement. Pursuant to the terms of the agreement, MDDC reimbursed the Company for Mr. Boughner’s base 1999, 2000 and 2001 salary as shown in the Summary Compensation Table. Mr. Boughner, a member of the Company’s Board of Directors, is also the Chief Executive Officer of MDDC.

Stock Performance Graph

      The performance graph below compares the cumulative total stockholder return of the Company with the cumulative total return of a peer group (the “Peer Group”) consisting of Argosy Gaming Company, Inc., Aztar Corporation, Mandalay Resort Group, Harrah’s Entertainment, Inc., Isle of Capri Casinos, Inc. and Station Casinos, Inc., and the cumulative total returns of the Russell 2000 Stock Index (“Russell 2000”). The performance graph assumes that $100 was invested in the Company’s stock on June 30, 1996, in common stock of the Peer Group and in the Russell 2000. In accordance with guidelines of the Commission, the stockholder return for each company in the Peer Group indexes has been weighted on the basis of market capitalization as of the beginning of the period. The stock price performance shown in this graph is neither necessarily indicative of, nor intended to suggest, future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN

Among Boyd Gaming Corporation, the Peer Group and the Russell 2000

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Deloitte & Touche has served as the independent auditors of the Company and California Hotel and Casino since 1981 and has been appointed by the Board of Directors to continue as the independent auditors of the Company for the year ending December 31, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board of Directors will review its future selection of auditors. A representative of Deloitte & Touche is expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be able to respond to appropriate questions.

      The Audit Committee considered whether Deloitte & Touche’s provision of any professional services other than its audit of the Company’s annual financial statements and reviews of quarterly financial statements is compatible with maintaining the auditor’s independence.

      Audit Fees. Deloitte & Touche billed or expects to bill the Company an aggregate of $461,000 for professional services rendered for the audit of the Company’s annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year.

      Financial Information Systems Design and Implementation Fees. During the most recent fiscal year, Deloitte & Touche did not bill the Company any fees for services related to financial information systems design and implementation, as defined in Paragraph(c)(4)(ii) of Rule 2-01 of Regulation S-X.

      All Other Fees. Deloitte & Touche billed or expects to bill the Company an aggregate of $249,000 for professional services rendered, other than services described above under “Audit Fees” or “Financial Information Systems Design and Implementation Fees”, during the most recent fiscal year, including audit related services of approximately $157,000 and non-audit services of approximately $92,000. Audit related services include fees relating to the offering and registration of the Company’s $200 million senior notes, audit of the Company’s 401K plan and other required regulatory audits. Non-audit services principally consist of tax consulting services and cost analysis consulting services.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.

PROPOSAL NO. 3

APPROVAL OF THE BOYD GAMING CORPORATION

2002 STOCK INCENTIVE PLAN

      In February 2002, the Board of Directors of the Company adopted the 2002 Stock Incentive Plan, subject to the approval of stockholders. The Company’s stockholders are asked to (a) adopt the Company’s 2002 Stock Incentive Plan and (b) adopt a limit on the maximum number of shares with respect to which stock options and stock appreciation rights may be granted to any individual in any fiscal year under the 2002 Stock Incentive Plan. The 2002 Stock Incentive Plan provides for the issuance of stock options, stock appreciation rights and direct stock issuances initially covering up to 3,000,000 shares of Common Stock of the Company. The maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year of the Company shall be 500,000 shares. The limit on the maximum number of shares with respect to which stock options and stock appreciation rights may be granted to any individual in any fiscal year is established to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

      The Board has concluded that the proposed adoption of the 2002 Stock Incentive Plan is in the best interests of the Company and its stockholders. The adoption of the 2002 Stock Incentive Plan will enable the Company to grant options and other awards as needed to retain talented employees and to attract talented new employees. The Board of Directors believes that the Company’s long term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The 2002 Stock Incentive Plan is intended to enhance the Company’s ability to provide individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers. The stock options and other awards granted under this plan are intended to increase stockholder value by further aligning the interests of these individuals with the interests of the Company’s stockholders.

      A general description of the principal terms of the 2002 Stock Incentive Plan is set forth below. This description is qualified in its entirety by the terms of the 2002 Stock Incentive Plan, as proposed to be adopted, which is attached to this proxy statement as Exhibit A and is incorporated herein by reference.

THE BOARD HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE 2002 STOCK INCENTIVE PLAN AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF THE COMPANY’S COMMON STOCK VOTE “FOR” APPROVAL OF SUCH PROPOSAL.

General Description

      In February 2002, the Board of Directors of the Company adopted the 2002 Stock Incentive Plan, subject to the approval of stockholders at the Annual Meeting. The purpose of the 2002 Stock Incentive Plan is to provide the Company’s employees and others who perform substantial services to the Company an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

      If adopted, an aggregate of 3,000,000 shares of Common Stock will be initially reserved for issuance under the 2002 Stock Incentive Plan and available for grant thereunder, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company.

      The 2002 Stock Incentive Plan limits the number of options and stock appreciation rights which may be awarded to a participant in any fiscal year to 500,000 shares. The purpose of this limitation is to ensure that any options or stock appreciation rights granted under the 2002 Stock Incentive Plan will qualify as “performance-based compensation” under Section 162(m) of the Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Code.

      The Company will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the 2002 Stock Incentive Plan.

Summary of 2002 Stock Incentive Plan

      The principal terms of the 2002 Stock Incentive Plan, as proposed to be adopted, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by reference to, all provisions of the 2002 Stock Incentive Plan, as proposed to be adopted, a copy of which is attached to this proxy statement as Exhibit A. Any capitalized term not defined in this summary shall have the same meaning given to it in the 2002 Stock Incentive Plan.

      Purpose. The purpose of the 2002 Stock Incentive Plan is to provide the Company’s employees and others who perform substantial services to the Company an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

      Administration. The 2002 Stock Incentive Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the “Plan Administrator”). The committee, if so appointed, shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”). The 2002 Stock Incentive Plan authorizes the Plan Administrator to select the employees, directors and consultants of the Company to whom incentive stock options, non-qualified stock options and other awards (collectively “Awards”) may be granted and to determine the terms and conditions of any Award. With respect to Awards subject to the Section 162(m) of the Code, the committee will be comprised solely of two or more “outside directors” as defined under Section 162(m) of the Code and applicable tax regulations. For grants of Awards to individuals not subject to Rule 16b-3 and Section 162(m) of the Code, the Board of Directors may authorize one or more officers to grant such Awards.

      Subject to applicable laws, the Plan Administrator has the authority, in its discretion, to select employees, directors and consultants to whom Awards may be granted from time to time, to determine whether and to what extent Awards are granted, to determine the number of shares of the Company’s Common Stock or the amount of other consideration to be covered by each Award, to approve Award Agreements for use under the 2002 Stock Incentive Plan, to determine the terms and conditions of any Award, to amend the terms of any outstanding Award granted, to construe and interpret the terms of the 2002 Stock Incentive Plan and Awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 2002 Stock Incentive Plan as the Plan Administrator deems appropriate.

      Eligibility. The 2002 Stock Incentive Plan permits the grant of incentive stock options within the meaning of Section 422 of the Code only to employees of the Company and its Parent and Subsidiaries. Awards other than incentive stock options may be granted to employees, directors or consultants of the Company and Related Entities.

      Terms and Conditions of Awards. The Plan Administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the 2002 Stock Incentive Plan and that by its terms involves or might involve the issuance of (i) shares of Common Stock, (ii) an option, stock appreciation right, or similar right with a fixed or variable price related to the fair market value of the Company’s Common Stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) any other security with value derived from the value of the Company’s Common Stock. Subject to the terms of the 2002 Stock Incentive Plan, the Plan Administrator shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

      Each Award shall be designated in an Award Agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of the Company’s Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options.

      The term of an incentive stock option may not be for more than 10 years from date of grant (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company).

      Section 162(m) of the Code. The maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year of the Company shall be 500,000 shares. The foregoing limitation shall be adjusted proportionately by the Plan Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the canceled Award shall continue to count against the maximum number of shares of Common Stock with respect to which an Award may be granted to a participant.

      Grants by Plan Administrator. The 2002 Stock Incentive Plan authorizes the Plan Administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. Unless otherwise determined by the Plan Administrator, the per share exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of Awards intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code shall not be less than 100% of the fair market value on the date the option is granted. Subject to applicable laws, the consideration to be paid for the shares of the Company’s Common Stock to be issued upon exercise or purchase of an Award, including method of payment, shall be determined by the Plan Administrator. In addition to any other types of consideration, the Plan Administrator may, for example, accept as consideration (i) cash, (ii) check, (iii) promissory note with such recourse, interest, security and redemption provisions as the Plan Administrator determines to be appropriate, (iv) shares of Common Stock, (v) the delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise and delivery to the Company of the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment.

      Termination of Employment. An Award may not be exercised after the termination date of such Award as set forth in the Award Agreement. In the event a participant in the 2002 Stock Incentive Plan terminates employment, an Award may be exercised only to the extent provided in the Award Agreement. Where an Award Agreement permits a participant to exercise an Award following termination of employment, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever comes first. Any Award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

      Transferability of Awards. During their lifetime, those who hold incentive stock options cannot transfer these options other than by will or by the laws of descent or distribution. The options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock option in the event of his or her death. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the participant’s lifetime, by gift or through a domestic relations order to members of a participant’s immediate family to the extent and in the manner determined by the Plan Administrator.

      Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding Awards, the number of shares of Common Stock that have been authorized for issuance under the 2002 Stock Incentive Plan, the exercise or purchase price of each outstanding Award, the maximum number of shares of Common Stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the Plan Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

      Corporate Transaction/ Change in Control. Effective upon the consummation of a corporate transaction (as described below), all outstanding Awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the Award are assumed by the successor entity. A corporate transaction includes (i) the sale of all or substantially all of the Company’s assets, (ii) the complete dissolution or liquidation of the Company, (iii) a merger or consolidation in which the Company is not the surviving entity, (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger, or (v) the acquisition in a single or series of related transactions by any person or related group of persons (other than an acquisition from or by the Company or by William S. Boyd, his spouse or any direct descendant of William S. Boyd and his spouse) of beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.

      In the event of a change in control (as described below), all outstanding options shall remain exercisable until the termination of the applicable option term. A change in control includes a change in ownership or control of the Company effected through (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by William S. Boyd, his spouse or any direct descendant of William S. Boyd and his spouse) of beneficial ownership of securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of continuing directors who are not affiliates or associates of the offeror do not recommend such stockholders accept or (ii) a change in the composition of the Board over a period of thirty-six months or less such that a majority of the Board ceases to be comprised of individuals who are continuing directors.

      The Plan Administrator has the authority to provide for the full or partial automatic vesting and exercisability of some or all of the outstanding Awards under the 2002 Stock Incentive Plan upon the occurrence of a corporate transaction or change in control.

      Amendment, Suspension or Termination of the 2002 Stock Incentive Plan. The Board of Directors may at any time amend, suspend or terminate the 2002 Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company will obtain stockholder approval of any amendment to the 2002 Stock Incentive Plan in such a manner and to such a degree as required. The 2002 Stock Incentive Plan will terminate in February 2012 unless previously terminated by the Board of Directors. Any amendment, suspension or termination of the 2002 Stock Incentive Plan shall not adversely affect Awards already granted unless consented to by the grantee.

Certain Federal Tax Consequences

      The grant of a non-qualified stock option under the 2002 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the participant’s subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

      The grant of an incentive stock option under the 2002 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. The Internal Revenue Service recently issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security, Medicare and other payroll taxes (not including income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of incentive stock options on or after January 1, 2003. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

      If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

      The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares on the date of exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

      The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income and the individual’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

      Recipients of restricted stock may make an election under Code Section 83(b) (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

      Recipients of stock appreciation rights generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income and the individual’s total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for more than one year.

      The foregoing summary of the federal income tax consequences of 2002 Stock Incentive Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

New Plan Benefits

      No transactions will be made under the 2002 Stock Incentive Plan unless and until the 2002 Stock Incentive Plan is approved by the stockholders at the Annual Meeting. The number of grants, if any, to be made after approval of the 2002 Stock Incentive Plan to specific employees, consultants, directors or groups thereof, cannot currently be determined.

Vote Required

      The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present or represented at the Annual Meeting is required to approve the adoption of the 2002 Stock Incentive Plan. If such approval is obtained, the 2002 Stock Incentive Plan will become effective as of the date the Board of Directors approved the 2002 Stock Incentive Plan.

STOCKHOLDER PROPOSALS

      Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. To be properly considered at the 2003 Annual Meeting of Stockholders, notice of any stockholder proposals must be given to the Company’s Secretary in writing not less than 60 days prior to the date of the 2003 Annual Meeting of Stockholders. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. In addition, proposals of stockholders intended to be presented at the Company’s 2003 Annual Meeting of Stockholders must be received by the Company (Attention: Brian A. Larson, Secretary, at the principal offices of the Company), no later than December 13, 2002, for inclusion in the Board’s proxy statement and form of proxy for that meeting.

OTHER MATTERS

      The Board of Directors currently knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

      A form of proxy is enclosed for your use. Please mark, date, sign and promptly return the proxy card in the enclosed envelope. It is important that the proxies be returned promptly and that your shares be represented. Alternatively, you may vote via toll-free telephone call or the internet by following the instructions on the back of the proxy card.

By Order of the Board of Directors,

WILLIAM S. BOYD
Chairman of the Board
and Chief Executive Officer

April 12, 2002

Las Vegas, Nevada

EXHIBIT A

BOYD GAMING CORPORATION

2002 STOCK INCENTIVE PLAN

      1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

      2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the contractual obligations represented by the Award are assumed by the successor entity or its Parent in connection with the Corporate Transaction or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is affirmed by the Company. The Award shall not be deemed “Assumed” for purposes of terminating the Award (in the case of a Corporate Transaction) if pursuant to a Corporate Transaction the Award is replaced with a comparable award with respect to shares of capital stock of the successor entity or its Parent.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Boyd Family” means William S. Boyd, his spouse, any direct descendant or spouse of such descendant, or any direct descendant of such spouse, and any trust or other estate in which each person who has a beneficial interest, directly or indirectly through one or more intermediaries in capital stock of the Company is one of the foregoing persons. The members of the Boyd Family shall be deemed to beneficially own any capital stock of a corporation held by any other corporation (the “parent corporation”) so long as the members of the Boyd Family beneficially own, directly or indirectly through one or more intermediates, in the aggregate 50% or more of the total voting power of the capital stock of the parent corporation.

(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company, by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company or a Permitted Holder) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Boyd Gaming Corporation, a Nevada corporation.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or a Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company or any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90) day period.

(q) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan or a Permitted Holder) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The New York Stock Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means a stock option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg) “Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(hh) “Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ii) “Permitted Holders” means the Boyd Family and any group (as such term is used in Section 13(d) and 14(d) of the Exchange Act) comprised solely of members of the Boyd Family.

(jj) “Plan” means this 2002 Stock Incentive Plan.

(kk) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(ll) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo) “Share” means a share of the Common Stock.

(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan.

      (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 3,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

      (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash (in a cash payment by the Company), shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

      4. Administration of the Plan.

      (a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

      (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

      (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

      5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

      6. Terms and Conditions of Awards.

      (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

      (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

      (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

      (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

      (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

      (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

      (g) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be five hundred thousand (500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

      (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

      (i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

      (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift and or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator.

      (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

      7. Award Exercise or Purchase Price, Consideration and Taxes.

      (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of other Awards, such price as is determined by the Administrator.

(v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

      (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares (including all applicable taxes) and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi) any combination of the foregoing methods of payment.

      (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

      8. Exercise of Award.

      (a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

      (b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

      9. Conditions Upon Issuance of Shares.

      (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

      10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or a similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

      11. Corporate Transactions/ Changes in Control.

      (a) Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

      (b) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control.

      (c) The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

      12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

      13. Amendment, Suspension or Termination of the Plan.

      (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

      (c) No amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee, unless consented to by the Grantee.

      14. Reservation of Shares.

      (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      15. No Effect on Terms of Employment/ Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

      16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

      17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

• DETACH AND RETAIN THIS ADMISSION TICKET •

ADMISSION TICKET

BOYD GAMING CORPORATION

2002 Annual Meeting of Stockholders

Thursday, May 16, 2002
11:00 A.M., Local Time

STOCKHOLDER NAME(S):	(PLEASE PRINT)

STOCKHOLDER ADDRESS:

      The annual stockholder’s meeting will be held at Sam’s Town Hotel, Gambling Hall and Bowling Center, 5111 Boulder Highway, Las Vegas, Nevada 89122, on Thursday, May 16, 2002 at 11:00 a.m., local time. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 10:00 a.m., local time.

      This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting. Please note that this Admission Ticket will be required in order to obtain admission to the Annual Meeting. If your shares are held in a brokerage account, you will also need to bring a copy of your brokerage account statement (which you can obtain from your broker) reflecting your stock ownership as of March 29, 2002. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

BOYD GAMING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 16, 2002
11:00 a.m. (local time)

Sam’s Town Hotel,
Gambling Hall and Bowling Center
5111 Boulder Highway
Las Vegas, NV 89122

Boyd Gaming Corporation 2950 Industrial Road Las Vegas, NV 89109	PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 16, 2002.

The undersigned hereby appoints William S. Boyd and William R. Boyd (collectively, the “Proxies”), or either of them, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation, a Nevada corporation (the “Company”), to be held on Thursday, May 16, 2002 at 11:00 a.m., local time, at Sam’s Town Hotel, Gambling Hall and Bowling Center, 5111 Boulder Highway, Las Vegas, Nevada 89122, and at any adjournments or postponements thereof. SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

TO VIEW OUR ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:

http://www.boydgaming.com/annualrpt.pdf and

http://www.boydgaming.com/proxystate.pdf

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

See reverse for voting instructions.

COMPANY # CONTROL #

There are three ways to vote your Proxy

Your telephone or internet vote authorizes the named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK **** EASY **** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on May 15, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

•	Follow the simple voice mail instructions.

VOTE BY INTERNET — http://www.eproxy.com/byd/ — QUICK **** EASY **** IMMEDIATE

•	Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 15, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided to Boyd Gaming Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by phone or internet, please do not mail your proxy card

ò     Please detach here     ò

The Board of Directors unanimously recommends a vote FOR Items 1, 2 and 3.

1.	Election of directors:	Class II:	01 William R. Boyd 02 Michael O. Maffie	03 Donald D. Snyder	Vote FOR all nominees (except as marked)	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee(s), write the number(s) of the nominee(s) in the box to the right.)

2.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending December 31, 2002.	For	Against	Abstain

3.	To approve and adopt the Boyd Gaming Corporation 2002 Stock Incentive Plan.	For	Against	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box Indicate changes below:	Date	, 2002

Signature(s) in Box

Please sign exactly as your name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.